UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03364

MAXIM SERIES FUND, INC.
(Exact name of registrant as specified in charter)

8515 E. Orchard Road, Greenwood Village, Colorado 80111
(Address of principal executive offices)

M.T.G. Graye
President and Chief Executive Officer
Great-West Life & Annuity Insurance Company
8515 E. Orchard Road
Greenwood Village, Colorado 80111
(Name and address of agent for service)

Registrant's telephone number, including area code: (866) 831-7129

Date of fiscal year end: December 31

Date of reporting period: December 31, 2009

ITEM 1.                      REPORTS TO STOCKHOLDERS

MAXIM SERIES FUND, INC.

Maxim MidCap Value Portfolio

Annual Report

December 31, 2009

This report and the financial statements attached are submitted for general information and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.  Nothing herein is to be considered an offer of the sale of shares of the Portfolio.  Such offering is made only by the prospectus of the Portfolio, which include details as to offering price and other information.

Management Discussion
The Russell Mid Cap Value Index returned 34.21% in 2009.  All ten sectors in the Index were up for the period, with the Consumer Discretionary (69.8%) and Information Technology (66.6%) sectors gaining the most ground. The heavily-weighted Consumer Discretionary sector was also the largest positive contributor (weight times performance) to Index returns.

The major equity markets rebounded sharply in 2009 as investors’ risk appetite returned more broadly in the wake of improving sentiment and a persistently low interest rate environment.

Returns to the investment themes were negative overall for the period. Momentum detracted the most from relative performance, followed by Management, Quality, Profitability and Sentiment.  On the upside, Valuation contributed positively to excess returns for the period.

Among sectors, stock selection was negative overall. Holdings in the Financials and Consumer Discretionary sectors were least successful relative to their peers in the benchmark. Meanwhile, stock picks in the Information Technology and Telecommunication Services sectors outpaced their peers in the benchmark most.

On an individual stock level, an underweight position in Ford Motor Co. (0% of the Portfolio), as well as overweight positions in Valero Energy Corp. (0.7%) and Family Dollar Stores (0%) detracted the most from relative performance. Conversely, an underweight position in AON Corp. (0%), as well as overweight positions in Seagate Technology (1.1%) and Harman International Industries (0.5%) were among the largest positive contributors to excess returns.

Throughout 2009, we continued our robust research process, which led to the implementation of multiple enhancements to our models. We believe that these enhancements have predictive ability and will continue to add value to our process over time.

In November, we made four significant enhancements to our U.S. return model.  The enhancements are part of our ongoing research effort to increase the risk allocated to proprietary signals, thereby decreasing the proportion of risk coming from more common signals.  We believe the shift towards more proprietary signals is important, because increased crowding among active managers over the past several years has reduced the efficacy of common signals as investors more quickly exploit the mispricing associated with these better-known signals.

For all of our models, we have one new signal within the Momentum theme. This theme captures lead-lag effects across economically-related global stocks.  Over the past few years, our equity research team has developed several new cross-stock signals that exploit under-reaction to information about economically-linked companies.  This newest enhancement to the Momentum theme is noteworthy, because it is the first of the cross-stock signals to measure links between companies in different regions (rather than links between companies within the same region).

We still strongly believe that the market will reward the use of fundamentally-based criteria to form their portfolios. That is, investors will choose to overweight those stocks with less expensive valuations, higher quality earnings, and higher profitability. We stand behind our investment philosophy that sound economic investment principles, coupled with a disciplined quantitative approach, can provide strong, uncorrelated returns over the long-term. Our research agenda is robust and we continue to enhance our existing models, add new proprietary forecasting signals, focus research on timing common signals and improve our trading execution in order to provide the most value possible to our clients.

Growth of $10,000
This graph compares the value of a hypothetical $10,000 investment in the Portfolio over the past 10 fiscal year periods or since inception (for funds lacking 10-year records) with the performance of the Portfolio’s benchmark index.  Results include the reinvestment of all dividends and capital gains distributions.  Past performance is no guarantee of future results.  The graph does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.  Performance does not include any fees or expenses of variable insurance contracts, individual retirement accounts (“IRA(s)”), qualified retirement plans or college savings programs.  If such fees and expenses were included, returns would be lower.

Year	Portfolio	Russell MidCap Value Index
	10,000.00	10,000.00
2008*	6,350.00	6,116.00
2009	8,208.65	8,208.28

*The Portfolio’s inception date was May 15, 2008.

Average Annual Total Returns for the Periods Ended December 31, 2009

One Year	Since Inception (5/15/08)
29.27%	-11.17%

Results include the reinvestment of all dividends and capital gains distributions.  Past performance is no guarantee of future results.  The table does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.  Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs.  If such fees and expenses were included, returns would be lower.

Summary of Investments by Sector as of December 31, 2009

Sector	% of Portfolio Investments
Communications	5.21%
Consumer Products & Services	16.47%
Financial Services	25.90%
Health Care	5.72%
Industrial Products & Services	10.65%
Natural Resources	14.79%
Technology	8.18%
Transportation	2.69%
Utilities	10.39%
Total	100.00%

Shareholder Expense Example

As a shareholder of the Portfolio, you incur two types of costs:  (1) transaction costs, and (2) ongoing costs, including management fees and other Portfolio expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 30, 2009 to December 31, 2009).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Portfolio and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	(6/30/2009)	(12/31/2009)	(6/30/09-12/31/09)

Actual	$ 1,000.00	$ 1,294.56	$ 7.23

Hypothetical
(5% return before expenses)	$ 1,000.00	$ 1,018.90	$ 6.36

*Expenses are equal to the Portfolio's annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 184/365 days to reflect the one-half year period.

Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs, if applicable.  If such fees or expenses were included, returns would be lower.

MAXIM SERIES FUND, INC.
Financial Reports for the Year Ended December 31, 2009

Maxim MidCap Value Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of Maxim Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Maxim Mid-Cap Value Portfolio, one of the portfolios constituting the Maxim Series Fund, Inc. (the “Fund”) as of December 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets and financial highlights for the year ended December 31, 2009 and for the period from May 15, 2008 (inception) to December 31, 2008. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Maxim Mid-Cap Value Portfolio of the Maxim Series Fund, Inc. as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets and financial highlights for the year ended December 31, 2009 and the period from May 15, 2008 (inception) to December 31, 2008, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

Denver, Colorado
February 25, 2010

MAXIM SERIES FUND, INC.

MAXIM MIDCAP VALUE PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2009

ASSETS:
Investments in securities, market value (1)	$191,491,902
Cash	985,612
Dividends receivable	232,954
Subscriptions receivable	316,557

Total assets	193,027,025

LIABILITIES:
Due to investment adviser	206,684
Redemptions payable	786,864

Total liabilities	993,548

NET ASSETS	$192,033,477

NET ASSETS REPRESENTED BY:
Capital stock, $.10 par value	$2,386,537
Additional paid-in capital	222,102,617
Net unrealized appreciation on investments	26,933,548
Accumulated net realized loss on investments and futures contracts	(59,389,225)

NET ASSETS	$192,033,477

NET ASSET VALUE PER OUTSTANDING SHARE	$8.05
(Offering and Redemption Price)

SHARES OF CAPITAL STOCK:
Authorized	100,000,000
Outstanding	23,865,369

(1) Cost of investments in securities	$164,558,354

See notes to financial statements.

MAXIM SERIES FUND, INC.

MAXIM MIDCAP VALUE PORTFOLIO
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2009

INVESTMENT INCOME:
Interest	$1,180
Dividends	4,365,074

Total income	4,366,254

EXPENSES:
Management fees	2,207,352

NET INVESTMENT INCOME	2,158,902

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investments	(26,734,684)
Net realized gain on futures contracts	231,411
Change in net unrealized appreciation on investments	74,437,858
Change in net unrealized appreciation on futures contracts	(8,432)

Net realized and unrealized gain on investments	47,926,153

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$50,085,055

See notes to financial statements.

MAXIM SERIES FUND, INC.

MAXIM MIDCAP VALUE PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
YEAR ENDED DECEMBER 31, 2009 AND PERIOD FROM MAY 15, 2008 (INCEPTION) TO DECEMBER 31, 2008

	2009	2008

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income	$2,158,902	$1,795,705
Net realized loss on investments	(26,734,684)	(38,081,959)
Net realized gain on futures contracts	231,411	4,471,017
Change in net unrealized appreciation (depreciation) on investments	74,437,858	(47,504,310)
Change in net unrealized appreciation on futures contracts	(8,432)	8,432

Net increase (decrease) in net assets resulting from operations	50,085,055	(79,311,115)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,829,516)	(1,570,833)

SHARE TRANSACTIONS:
Net proceeds from sales of shares	70,486,413	302,268,529
Reinvestment of distributions	1,829,516	1,570,833
Redemptions of shares	(101,202,458)	(50,292,947)

Net increase (decrease) in net assets resulting from share transactions	(28,886,529)	253,546,415

Total increase in net assets	19,369,010	172,664,467

NET ASSETS:
Beginning of period	172,664,467	0

End of period	$192,033,477	$172,664,467

OTHER INFORMATION:

SHARES:
Sold	10,851,854	33,584,009
Issued in reinvestment of distributions	267,905	258,865
Redeemed	(14,706,748)	(6,390,516)

Net increase (decrease)	(3,586,989)	27,452,358

See notes to financial statements.

MAXIM SERIES FUND, INC.

MAXIM MIDCAP VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock of the portfolio for the period indicated is as follows:

	Year Ended December 31,	Period Ended December 31,
	2009	2008 +

Net Asset Value, Beginning of Period	$6.29	$10.00

Income from Investment Operations

Net investment income	0.07	0.06
Net realized and unrealized loss	1.76	(3.71)

Total Loss From Investment Operations	1.83	(3.65)

Less Distributions

From net investment income	(0.07)	(0.06)

Total Distributions	(0.07)	(0.06)

Net Asset Value, End of Period	$8.05	$6.29

Total Return ±	29.27%	(36.50%)	^

Net Assets, End of Period ($000)	$192,033	$172,664

Ratio of Expenses to Average Net Assets	1.25%	1.25%	*

Ratio of Net Investment Income to
Average Net Assets	1.22%	1.50%	*

Portfolio Turnover Rate	165.82%	100.57%	^

+ The portfolio commenced operations on May 15, 2008.

^	Based on operations for the period shown and, accordingly, are not representative of a full year.

* Annualized.

±	Performance does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.

MAXIM SERIES FUND, INC.

MAXIM MIDCAP VALUE PORTFOLIO

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2009

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Maxim Series Fund, Inc. (the Fund) is a Maryland corporation organized on December 7, 1981 and is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company.  The Fund presently consists of fifty-four portfolios.  Interests in the Maxim MidCap Value Portfolio (the Portfolio) are included herein and are represented by a separate class of beneficial interest of the Fund.  The investment objective of the Portfolio is to seek long-term capital appreciation.  The Portfolio is diversified as defined in the 1940 Act.  The Portfolio is available as an investment option for certain variable annuity contracts and variable life policies issued by Great-West Life & Annuity Insurance Company (GWL&A), First Great-West Life & Annuity Insurance Company and New England Financial, and certain qualified retirement plans for which GWL&A, First Great-West Life & Annuity Insurance Company and New England Financial provide administrative services.  The Portfolio is also available as an investment option for asset allocation portfolios that are a series of the Fund and college saving programs.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period.  Actual results could differ from those estimates.  The following is a summary of the significant accounting policies of the Fund.

Security Valuation

The value of assets in the Portfolio is determined as of the close of trading on each valuation date.

Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost, which approximates fair value.

For securities that are traded on an exchange, the last sale price as of the close of business of the principal exchange will be used.  If the closing price is not available, the current bid will be used.  For securities that principally trade on the NASDAQ National Market System, the NASDAQ official closing price will be used.

Foreign securities are valued at the closing price on the security’s primary exchange.  If the closing price is not available, the current bid will be used.  Foreign exchange rates are determined by utilizing the New York closing rates.

Independent pricing services are utilized when possible and approved by the Board of Directors.  In some instances valuations from independent pricing services are not available or do not reflect significant events in the market between the time the market closed and the valuation time and therefore fair valuation procedures are implemented.  Developments that might be considered significant events to trigger fair value pricing could be natural disasters, government actions or significant fluctuations in domestic or foreign markets.

For foreign equity securities, factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of the U.S. securities market, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds.

The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the board believes reflects fair value.  This policy is intended to assure that the Portfolio’s net asset value fairly reflects security values at the time of pricing.

The Portfolio classifies its valuations into three levels based upon the transparency of inputs to the valuation of the Portfolio’s investments.  The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations based on either directly or indirectly observable inputs.  These may include quoted prices in markets that are not active or quoted prices for similar assets in active markets.  Valuations may also be based on inputs other than quoted prices that are observable for the asset, such as interest rates and yield curves.  Additional inputs may be used such as benchmark yields, reported trades, broker/dealer quotes, issuer spreads, prepayment speeds and benchmark securities.

Level 3 – Valuations based on inputs that are unobservable and significant to the fair value measurement.

As of December 31, 2009, and throughout the year, 100% of the Portfolio’s investments were valued using Level 1 inputs.  See Schedule of Investments for values in each industry.

Financial Futures Contracts

Upon entering into a financial futures contract, the Portfolio is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit).  Receipts or payments, known as variation margin, are made or received by the Portfolio each day, depending on the daily fluctuations in the fair value of the underlying security.  When the Portfolio enters into a closing transaction, it will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contract at the time it was opened or purchased and its value at the time it was closed.

Dividends

Dividends from net investment income of the Portfolio are declared and paid semi-annually.  Income dividends are reinvested in additional shares at net asset value.  Dividends from capital gains of the Portfolio, if any, are declared and reinvested at least annually in additional shares at net asset value.

Security Transactions

Security transactions are accounted for on the date the security is purchased or sold (trade date).  The cost of investments sold is determined on a specific lot selection.

Dividend income for the Portfolio is accrued as of the ex-dividend date and interest income, including amortization of discounts and premiums, is recorded daily.

Federal Income Taxes

For federal income tax purposes, the Portfolio currently qualifies, and intends to remain qualified, as a regulated investment company under the provisions of the Internal Revenue Code by distributing substantially all of its investment company taxable net income, including realized gain not offset by capital loss carryforwards, if any, to its shareholders.  Management has concluded that the Portfolio has taken no uncertain tax positions that require adjustment to the financial statements.  Accordingly, no provision for federal income or excise taxes has been made.  The Portfolio files income tax returns in the U.S. federal jurisdiction and Colorado.  No federal income tax returns are currently under examination.  The statute of limitations on the Portfolio’s federal tax return filings remains open for the years ended December 31, 2008 through December 31, 2009.

Classification of Distributions to Shareholders

The character of distributions made during the year from net investment income or net realized gains are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America.

Application of Recent Accounting Pronouncements

In June 2009, the Financial Accounting Standards Board (the FASB) issued Statement of Financial Accounting Standards No. 168, The FASB Accounting Standards CodificationTM and the Hierarchy of Generally Accepted Accounting Principles - a replacement of FASB Statement No. 162 (SFAS No. 168).  SFAS No. 168 establishes the FASB Accounting Standards CodificationTM (the ASC) as the single source of authoritative accounting principles recognized by the FASB to be applied in the preparation of financial statements in conformity with generally accepted accounting principles in the United States (GAAP) applied by nongovernmental entities.  All previously issued GAAP authoritative pronouncements are superseded and replaced by the ASC and are considered non-authoritative. The ASC also established that rules and interpretative releases of the Securities and Exchange Commission (the SEC) under authority of federal securities laws are also sources of GAAP for SEC registrants.  SFAS No. 168 and the ASC are effective for interim or annual financial periods ending after September 15, 2009.  The Portfolio adopted SFAS No. 168 and the ASC for its fiscal quarter ended September 30, 2009.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, Disclosures About Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133 (SFAS No. 161).  Effective July 1, 2009, SFAS No. 161 was superseded and replaced by certain provisions of ASC topic 815, Derivatives and Hedging (ASC topic 815).  These provisions of ASC topic 815 apply to all derivative instruments and related hedged items.  These provisions of ASC topic 815 require entities to provide enhanced disclosures regarding (a) how and why an entity uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for and (c) how derivative instruments and related hedged items affect an entity’s financial position, results of operations and cash flows.  These provisions of ASC topic 815 are effective for financial statements issued beginning after November 15, 2008.  The Portfolio adopted these provisions of ASC topic 815 for the fiscal year beginning January 1, 2009.

In May 2009, the FASB issued Statement of Financial Accounting Standards No. 165, Subsequent Events (SFAS No. 165).  Effective July 1, 2009, SFAS No.165 was superseded and replaced by certain provisions of ASC topic 855, Subsequent Events (ASC topic 855).  These provisions of ASC topic 855 require companies to establish principles and requirements for subsequent events.  Specifically, these provisions of ASC topic 855 require the disclosure of the period after the financial statements date through which management has evaluated events and transactions that may occur for potential recognition or disclosure in a company’s financial statements.  In addition, these provisions of ASC topic 855 provide the circumstances under which the disclosures are required of an entity regarding events and circumstances that have occurred after the date of the financial statements but before the date of issuance.  These provisions of ASC topic 855 are effective for interim or annual financial periods ending after June 15, 2009.  The Portfolio adopted these provisions of ASC topic 855 for the semi-annual period ended June 30, 2009.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund has entered into an investment advisory agreement with GW Capital Management, LLC, doing business as Maxim Capital Management, LLC, a wholly-owned subsidiary of GWL&A.  As compensation for its services to the Fund, the investment adviser receives monthly compensation at the annual rate of 1.25% of the average daily net assets of the Portfolio.   The management fee encompasses fund operation expenses.

GWFS Equities, Inc. (the Distributor), is a wholly-owned subsidiary of GWL&A and the principal underwriter to distribute and market the Portfolio.  FASCore, LLC, a wholly-owned subsidiary of GWL&A, performs transfer agent servicing functions for the Portfolio.

The total compensation paid to the independent directors with respect to all fifty-four portfolios for which they serve as Directors was $199,400 for the year ended December 31, 2009. Certain officers of the Fund are also directors and/or officers of GWL&A or its subsidiaries.  No officer or interested director of the Fund receives any compensation directly from the Fund.

3.	PURCHASES AND SALES OF INVESTMENT SECURITIES

For the year ended December 31, 2009, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were $286,356,023 and $312,347,651, respectively.  For the same period, there were no purchases or sales of long-term U.S. Government securities.

4.	UNREALIZED APPRECIATION (DEPRECIATION)

At December 31, 2009, the U.S. Federal income tax cost basis was $167,360,746. The Portfolio had gross appreciation of securities in which there was an excess of value over tax cost of $28,771,938 and gross depreciation of securities in which there was an excess of tax cost over value of $4,640,782 resulting in net appreciation of $24,131,156.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Portfolio uses futures contracts in order to equitize uninvested cash with the objective of minimizing risk of expected tracking error versus the benchmark index.  Index futures contracts which are most correlated to the benchmark index and exhibit sufficient liquidity are utilized.  The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

As of December 31, 2009, the Portfolio held no futures contracts. During the year ended December 31, 2009, the average number of futures contracts outstanding was 29.

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2009 is as follows:

	Realized Gain/Loss		Unrealized Gain/Loss
Derivatives Not Accounted for as Hedging Instruments	Statement of Operations Location	Amount	Statement of Operations Location	Amount
Futures Contracts	Net realized gain on futures contracts	$231,411	Change in net unrealized appreciation on futures contracts	($8,432)

6.         DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended December 31, 2009 and 2008 were from ordinary income in the amount of $1,829,516 and $1,570,833, respectively.

As of December 31, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$-
Undistributed capital gains	-
Net accumulated earnings	0

Net unrealized appreciation on investments	24,131,156
Capital loss carryforwards	(55,935,172)
Post-October losses	(651,661)
Tax composition of capital	$(32,455,677)

Investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income and or realized gains may differ from their ultimate characterization for federal income tax purposes. For the year ended December 31, 2009 the Portfolio reclassified permanent book and tax differences of $123,851 from paid-in capital to undistributed net investment income and $453,237 from undistributed net investment income to accumulated net realized loss on investments. This adjustment has no impact on net assets or the results of operations. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Portfolio.

At December 31, 2009, the Portfolio had available for federal income tax purposes unused capital loss carryforwards of $14,390,213, and $41,544,959 which expire in the years 2016 and 2017, respectively.

The Portfolio had current year post-October losses of $651,661.

7.	TAX INFORMATION (unaudited)

Dividends paid by the Portfolio from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.  Of the ordinary income distributions declared for the year ended December 31, 2009, 100% qualifies for the dividend received deduction available to the Portfolio’s corporate shareholders.

8.	SUBSEQUENT EVENTS

Management has reviewed all events subsequent to the date of the Statement of Assets and Liabilities, including the estimates inherent in the process of preparing these financial statements, through the issuance date of February 25, 2010, of the financial statements.

MAXIM SERIES FUND, INC.

MAXIM MIDCAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2009

COMMON STOCK

Shares		Value ($)

Aerospace & Defense --- 0.81%
5,957	L-3 Communications Holdings Inc	517,961
18,510	Northrop Grumman Corp	1,033,784
		$1,551,745

Agriculture --- 1.01%
25,445	Archer-Daniels-Midland Co	796,683
16,678	Bunge Ltd	1,064,557
2,684	Corn Products International Inc	78,453
		$1,939,693

Air Freight --- 0.65%
9,791	United Parcel Service Inc Class B	561,710
47,961	UTI Worldwide Inc	686,801
		$1,248,511

Airlines --- 0.65%
7,629	Copa Holdings SA	415,552
73,545	Southwest Airlines Co	840,619
		$1,256,171

Auto Parts & Equipment --- 0.80%
21,104	Autoliv Inc	915,069
7,354	BorgWarner Inc	244,300
7,548	Gentex Corp	134,732
9,354	WABCO Holdings Inc	241,240
		$1,535,341

Automobiles --- 0.24%
14,533	Thor Industries Inc	456,336
		$456,336

Banks --- 4.46%
76,798	Associated Banc-Corp	845,546
55,282	BB&T Corp	1,402,504
33,849	Comerica Inc	1,000,915
164,942	Fifth Third Bancorp	1,608,185
474	First Citizens BancShares Inc Class A	77,741
2,307	M&T Bank Corp	154,315
14,574	Marshall & Ilsley Corp	79,428
207,232	Popular Inc	468,344
25,892	SunTrust Banks Inc	525,349
50,353	US Bancorp	1,133,446
46,750	Wells Fargo & Co	1,261,783
		$8,557,556

Biotechnology --- 0.83%
1,289	Amgen Inc *	72,919
3,252	Cephalon Inc *	202,957
5,514	Genzyme Corp *	270,241
10,834	Gilead Sciences Inc *	468,896
22,061	Myriad Genetics Inc *	575,792
		$1,590,805

Broadcast/Media --- 2.55%
103,460	CBS Corp Class B	1,453,613
9,426	Clear Channel Outdoor Holdings Inc Class A *	97,936
73,292	DISH Network Corp Class A	1,522,274
15,515	Scripps Networks Interactive Inc	643,873
40,234	Time Warner Inc	1,172,419
		$4,890,115

Building Materials --- 0.34%
16,999	Armstrong World Industries Inc *	661,771
		$661,771

Chemicals --- 2.51%
8,706	Cabot Corp	228,358
3,062	CF Industries Holdings Inc	277,968
18,078	Cytec Industries Inc	658,401
3,726	Dow Chemical Co	102,949
23,482	Eastman Chemical Co	1,414,556
4,582	EI du Pont de Nemours & Co	154,276
87,797	Huntsman Corp	991,228
5,742	PPG Industries Inc	336,137
11,686	Scotts Miracle-Gro Co Class A	459,377
6,321	Terra Industries Inc	203,473
		$4,826,723

Communications - Equipment --- 0.74%
18,095	EchoStar Corp Class A *	364,433
56,266	JDS Uniphase Corp *	464,195
105,024	Tellabs Inc *	596,536
		$1,425,164

Computer Hardware & Systems --- 1.79%
10,169	Lexmark International Inc Class A *	264,191
13,541	SanDisk Corp *	392,554
111,900	Seagate Technology	2,035,461
80,058	Sun Microsystems Inc *	750,143
		$3,442,349

Computer Software & Services --- 1.04%
3,657	AOL Inc *	85,135
41,919	Cadence Design Systems Inc *	251,095
18,002	Microsoft Corp	548,880
24,946	Symantec Corp *	446,284
17,250	Synopsys Inc *	384,330
11,982	VeriSign Inc *	290,444
		$2,006,168

Conglomerates --- 0.11%
6,321	Carlisle Cos Inc	216,557
		$216,557

Containers --- 1.29%
10,450	AptarGroup Inc	373,483
3,105	Bemis Co Inc	92,063
41,823	Packaging Corp of America	962,347
6,320	Sealed Air Corp	138,155
15,531	Sonoco Products Co	454,282
21,244	Temple-Inland Inc	448,461
		$2,468,791

Cosmetics & Personal Care --- 0.22%
10,536	Herbalife Ltd	427,446
		$427,446

Distributors --- 0.05%
3,469	WESCO International Inc *	93,698
		$93,698

Electric Companies --- 2.83%
141,463	Duke Energy Corp	2,434,578
24,081	Edison International	837,537
15,870	Exelon Corp	775,567
38,127	Pinnacle West Capital Corp	1,394,686
		$5,442,368

Electronic Instruments & Equipment --- 2.61%
14,978	Arrow Electronics Inc *	443,499
14,928	Avnet Inc *	450,228
7,057	Cooper Industries PLC Class A	300,910
13,787	General Cable Corp *	405,614
3,829	Hubbell Inc Class B	181,112
54,392	Ingram Micro Inc Class A *	949,140
22,309	Rockwell Automation Inc	1,048,077
8,419	Tech Data Corp *	392,831
11,685	Thomas & Betts Corp *	418,206
51,428	Vishay Intertechnology Inc *	429,424
		$5,019,041

Electronics - Semiconductor --- 1.90%
44,462	Advanced Micro Devices Inc *	430,392
69,664	Fairchild Semiconductor International Inc *	695,943
136,867	Integrated Device Technology Inc *	885,530
48,792	Intersil Holding Corp Class A	748,469
131,961	LSI Corp *	793,086
4,924	NVIDIA Corp *	91,980
		$3,645,400

Engineering & Construction --- 0.30%
13,132	URS Corp *	584,637
		$584,637

Financial Services --- 1.69%
66,295	Allied Capital Corp	239,325
18,723	Ameriprise Financial Inc	726,827
7,339	Bank of New York Mellon Corp	205,272
54,365	Citigroup Inc	179,948
4,046	Eaton Vance Corp	123,039
31,987	Federated Investors Inc Class B	879,642
3,930	Legg Mason Inc	118,529
10,755	Moody's Corp	288,234
28,052	SEI Investments Co	491,471
		$3,252,287

Food & Beverages --- 3.15%
13,760	Hansen Natural Corp *	528,384
10,988	Hershey Co	393,261
41,561	Hormel Foods Corp	1,598,020
3,113	Safeway Inc	66,276
35,798	Smithfield Foods Inc *	543,772
82,412	SUPERVALU Inc	1,047,457
152,660	Tyson Foods Inc Class A	1,873,137
		$6,050,307

Gold, Metals & Mining --- 1.96%
10,499	Carpenter Technology Corp	282,948
42,067	Commercial Metals Co	658,349
4,266	Freeport-McMoRan Copper & Gold Inc	342,517
7,347	Newmont Mining Corp	347,587
32,280	Reliance Steel & Aluminum Co	1,395,141
15,506	Schnitzer Steel Industries Inc Class A	739,636
		$3,766,178

Health Care Related --- 2.24%
3,851	AmerisourceBergen Corp	100,396
6,287	Brookdale Senior Living Inc *	114,361
39,838	Cardinal Health Inc	1,284,377
58,126	Coventry Health Care Inc *	1,411,880
12,001	Health Net Inc *	279,503
22,200	Humana Inc *	974,358
2,507	WellPoint Inc *	146,133
		$4,311,008

Hotels/Motels --- 0.85%
19,063	Choice Hotels International Inc	603,534
18,912	Marriott International Inc Class A	515,352
25,458	Wyndham Worldwide Corp	513,488
		$1,632,374

Household Goods --- 2.94%
9,373	Black & Decker Corp	607,652
7,890	Fortune Brands Inc	340,848
4,059	Garmin Ltd	124,611
24,930	Harman International Industries Inc	879,530
50,362	Leggett & Platt Inc	1,027,385
25,032	Mohawk Industries Inc *	1,191,523
5,818	Newell Rubbermaid Inc	87,328
17,209	Whirlpool Corp	1,388,078
		$5,646,955

Independent Power Producer --- 0.75%
6,360	Constellation Energy Group Inc	223,681
79,201	Mirant Corp *	1,209,399
		$1,433,080

Insurance Related --- 7.09%
10,700	Allstate Corp	321,428
27,572	Aspen Insurance Holdings Ltd	701,707
23,500	Assurant Inc	692,780
5,294	Axis Capital Holdings Ltd	150,403
5,457	Chubb Corp	268,375
29,657	CNA Financial Corp *	711,768
29,716	Endurance Specialty Holdings Ltd	1,106,327
18,885	First American Corp	625,282
12,623	Genworth Financial Inc *	143,271
7,080	Hartford Financial Services Group Inc	164,681
39,021	Lincoln National Corp	970,842
30,918	Marsh & McLennan Cos Inc	682,669
101,751	MBIA Inc *	404,969
46,174	Old Republic International Corp	463,587
6,763	OneBeacon Insurance Group Ltd	93,194
34,131	Progressive Corp	614,017
15,542	Protective Life Corp	257,220
10,427	Transatlantic Holdings Inc	543,351
29,268	Travelers Cos Inc	1,459,303
10,501	Unitrin Inc	231,547
105,892	Unum Group	2,067,013
1,009	White Mountains Insurance Group Ltd	335,654
32,286	XL Capital Ltd Class A	591,802
		$13,601,190

Investment Bank/Brokerage Firm --- 0.07%
6,571	Investment Technology Group Inc *	129,449
		$129,449

Leisure & Entertainment --- 0.25%
32,912	Boyd Gaming Corp *	275,473
4,082	International Speedway Corp Class A	116,133
3,849	Royal Caribbean Cruises Ltd *	97,303
		$488,909

Machinery --- 4.15%
14,612	AGCO Corp *	472,552
22,776	Cummins Inc	1,044,507
29,360	Eaton Corp	1,867,883
9,539	Lincoln Electric Holdings Inc	509,955
22,040	Manitowoc Co Inc	219,739
13,892	Navistar International Corp *	536,926
19,727	Oshkosh Corp	730,491
3,969	Parker Hannifin Corp	213,850
40,490	Timken Co	960,018
6,198	Toro Co	259,138
66,465	Trinity Industries Inc	1,159,150
		$7,974,209

Manufacturing --- 0.50%
15,793	Flextronics International Ltd *	115,447
26,130	Jabil Circuit Inc	453,878
15,897	Tyco Electronics Ltd	390,271
		$959,596

Medical Products --- 0.66%
14,694	Boston Scientific Corp *	132,246
19,681	CareFusion Corp *	492,222
26,978	Hill-Rom Holdings Inc	647,202
		$1,271,670

Office Equipment & Supplies --- 0.25%
56,672	Xerox Corp	479,445
		$479,445

Oil & Gas --- 8.76%
33,607	Arch Coal Inc	747,756
2,294	Baker Hughes Inc	92,861
6,227	BJ Services Co	115,822
46,955	Cimarex Energy Co	2,487,205
3,924	ConocoPhillips	200,399
18,458	Devon Energy Corp	1,356,663
39,266	Exterran Holdings Inc *	842,256
10,191	Frontier Oil Corp	122,700
27,652	Helix Energy Solutions Group Inc *	324,911
48,431	Mariner Energy Inc *	562,284
8,356	Murphy Oil Corp	452,895
21,711	Oil States International Inc *	853,025
16,325	Overseas Shipholding Group Inc	717,484
84,324	Patterson-UTI Energy Inc	1,294,373
6,698	Pioneer Natural Resources Co	322,643
13,713	Quicksilver Resources Inc *	205,832
11,552	Smith International Inc	313,868
40,920	St Mary Land & Exploration Co	1,401,101
18,386	Teekay Corp	426,739
96,014	Tesoro Corp	1,300,990
33,438	Unit Corp *	1,421,115
74,364	Valero Energy Corp	1,245,597
		$16,808,519

Paper & Forest Products --- 2.28%
114,459	International Paper Co	3,065,212
45,956	MeadWestvaco Corp	1,315,720
		$4,380,932

Personal Loans --- 1.19%
32,556	AmeriCredit Corp *	619,866
7,008	Capital One Financial Corp	268,687
81,902	Discover Financial Services	1,204,779
4,206	Student Loan Corp	195,873
		$2,289,205

Pharmaceuticals --- 1.96%
22,956	Eli Lilly & Co	819,759
66,972	Forest Laboratories Inc *	2,150,471
51,945	King Pharmaceuticals Inc *	637,365
4,167	Watson Pharmaceuticals Inc *	165,055
		$3,772,650

Printing & Publishing --- 1.27%
45,808	Gannett Co Inc	680,249
9,790	Meredith Corp	302,022
62,540	RR Donnelley & Sons Co	1,392,765
143	Washington Post Co Class B	62,863
		$2,437,899

Railroads --- 0.14%
5,289	Norfolk Southern Corp	277,249
		$277,249

Real Estate --- 11.35%
44,380	AvalonBay Communities Inc REIT	3,644,043
78,004	BRE Properties Inc REIT	2,580,372
62,189	Equity Residential REIT	2,100,744
6,293	Federal Realty Investment Trust REIT	426,162
10,133	Health Care Inc REIT	449,095
53,438	HRPT Properties Trust REIT	345,744
37,031	Liberty Property Trust REIT	1,185,362
409	Macerich Co REIT	14,704
44,108	Nationwide Health Properties Inc REIT	1,551,719
51,762	Plum Creek Timber Co Inc REIT	1,954,533
5,183	Public Storage REIT	422,155
48,721	Rayonier Inc REIT	2,054,077
27,457	Regency Centers Corp REIT	962,642
20,353	Senior Housing Properties Trust REIT	445,120
45,530	Simon Property Group Inc REIT	3,633,294
		$21,769,766

Retail --- 4.05%
18,816	AutoNation Inc *	360,326
14,911	Barnes & Noble Inc	284,353
9,160	Big Lots Inc *	265,457
18,055	CarMax Inc *	437,834
3,119	CVS Caremark Corp	100,463
36,455	Expedia Inc *	937,258
4,173	Gap Inc	87,424
24,582	JC Penney Co Inc	654,127
87,256	Liberty Media Corp - Interactive Series A *	945,855
4,076	Limited Brands Inc	78,422
42,805	Macy's Inc	717,412
8,949	Netflix Inc *	493,448
10,881	Nordstrom Inc	408,908
90,829	Office Depot Inc *	585,847
4,363	Penske Auto Group Inc	66,230
5,393	PetSmart Inc	143,939
12,080	Ross Stores Inc	515,937
888	Sears Holdings Corp *	74,104
29,853	Williams-Sonoma Inc	620,345
		$7,777,689

Savings & Loans --- 1.32%
17,146	Astoria Financial Corp	213,125
98,094	Hudson City Bancorp Inc	1,346,831
50,113	Washington Federal Inc	969,185
		$2,529,141

Specialized Services --- 1.93%
12,773	Accenture PLC Class A	530,080
1,925	Apollo Group Inc Class A *	116,617
6,582	Convergys Corp *	70,757
34,210	Manpower Inc	1,867,181
32,395	NeuStar Inc *	746,380
14,224	Robert Half International Inc	380,208
		$3,711,223

Telephone & Telecommunications --- 1.90%
25,547	CenturyTel Inc	925,056
11,329	NII Holdings Inc *	380,428
190,226	Qwest Communications International Inc	800,851
205,013	Sprint Nextel Corp *	750,348
4,843	Telephone & Data Systems Inc	164,275
14,921	United States Cellular Corp *	632,800
		$3,653,758

Tobacco --- 1.55%
37,017	Lorillard Inc	2,969,874
		$2,969,874

Transportation --- 0.20%
6,284	Hertz Global Holdings Inc *	74,905
7,330	Ryder System Inc	301,776
		$376,681

Utilities --- 7.54%
12,897	Alliant Energy Corp	390,263
104,382	Ameren Corp	2,917,476
12,567	Atmos Energy Corp	369,470
5,662	Dominion Resources Inc	220,365
34,101	DTE Energy Co	1,486,463
13,097	Energen Corp	612,940
56,178	Integrys Energy Group Inc	2,358,914
79,010	MDU Resources Group Inc	1,864,636
10,863	Nicor Inc	457,332
139,981	NiSource Inc	2,152,908
18,473	Questar Corp	767,923
9,843	TECO Energy Inc	159,653
17,004	UGI Corp	411,327
13,412	Xcel Energy Inc	284,603
		$14,454,273

TOTAL COMMON STOCK --- 99.72%		$191,491,902
(Cost $164,558,354)

OTHER ASSETS & LIABILITIES --- 0.28%		$541,575

TOTAL NET ASSETS --- 100%		$192,033,477
(Cost $164,558,354)

Legend

*	Non-income Producing Security
REIT
Real Estate Investment Trust

For Portfolio compliance purposes, management determines the Portfolio's industry classifications using one or more widely recognized market indexes or ratings group indexes.  Industries are shown as a percent of total net assets.  These industry classifications are unaudited.

See notes to financial statements.

Fund Directors and Officers

Maxim Series Fund, Inc. (the “Fund’) is organized under Maryland law, and is governed by the Board of Directors (the “Board”).  The Board is responsible for overall management of the Fund’s business affairs.  The Board meets regularly to review a wide variety of matters affecting the Fund, including performance, compliance matters, advisory fees and expenses, service providers, and other business affairs.  The Board elects the Fund’s officers.  The business address of each Director and officer is 8515 E. Orchard Road, Greenwood Village, Colorado 80111.  Each Director and officer oversees 54 portfolios, each of which is a series of the Fund.  The following table provides information about each of the Directors and officers of the Fund.

Independent Directors*
Name (Year of Birth) Year Elected	Principal Occupation(s) During Past Five Years and Directorships of Other Public Companies
Sanford Zisman (1939) 1982	Attorney, Law Firm of Zisman,& Ingraham, P.C.
Richard P. Koeppe (1931) 1987	Retired educator
Gail H. Klapper (1943) 2007	Director, Guaranty Bancorp; Managing Attorney, Klapper Law Firm; Member, The Colorado Forum
*A Director who is not an “interested person” of the Fund (as defined in the Investment Company Act of 1940, as amended) is referred to as an “Independent Director.”

Interested Directors*
Name (Year of Birth) Year Elected	Principal Occupation(s) During Past Five Years and Directorships of Other Public Companies
Mitchell T.G. Graye (1955) 2000 (as Director) 2008 (as Chairman)
President and Chief Executive Officer, Great-West Life & Annuity Insurance Company, First Great-West Life & Annuity Insurance Company, and GWL&A Financial Inc.; President and Chief Executive Officer, U.S. Operations, The Great-West Life Assurance Company, The Canada Life Assurance Company and The Crown Life Insurance Company

Charles P. Nelson (1961) 2008
Executive Vice President, Retirement Services, Great-West Life & Annuity Insurance Company and First Great-West Life & Annuity Insurance Company; Chairman and President, Advised Assets Group, LLC, EMJAY Corporation, EMJAY Retirement Plan Services, Inc. and FASCore, LLC; Chairman, President and Chief Executive Officer, GWFS Equities, Inc.; Manager, MCM

*An “Interested Director” refers to a Director who is an “interested person” of the Fund (as defined in the Investment Company Act of 1940, as amended) by virtue of their affiliation with either the Fund or GW Capital Management, LLC, doing business as Maxim Capital Management, LLC (“MCM”).

Interested Officers*
Name (Year of Birth) Title Year Elected	Principal Occupations During Past 5 Years
Mitchell T.G. Graye (1955) President 2008
President and Chief Executive Officer, Great-West Life & Annuity Insurance Company, First Great-West Life & Annuity Insurance Company, and GWL&A Financial Inc.; President and Chief Executive Officer, U.S. Operations, The Great-West Life Assurance Company, The Canada Life Assurance Company and The Crown Life Insurance Company

Mary C. Maiers (1967) Treasurer and Investment Operations Compliance Officer 2008
Vice President, Investment Operations, Great-West Life & Annuity Insurance Company and First Great-West Life & Annuity Insurance Company; Vice President and Investment Compliance Officer, GWFS Equities, Inc.; Treasurer and Investment Operations Compliance Officer, MCM

Beverly A. Byrne (1955) Secretary and Chief Compliance Officer 1997
Chief Compliance Officer, Chief Legal Counsel, Financial Services, Great-West Life & Annuity Insurance Company and First Great-West Life & Annuity Insurance Company; Secretary and Chief Compliance Officer, Advised Assets Group, LLC, MCM and GWFS Equities, Inc.; Secretary and Compliance Officer, EMJAY Corporation and EMJAY Retirement Plan Services, Inc.; Chief Legal Officer and Secretary, FASCore, LLC

*An “Interested Officer” refers to an officer who is an “interested person” of the Fund (as defined in the Investment Company Act of 1940, as amended) by virtue of their affiliation with either the Fund or MCM.

Remuneration Paid to Directors
The Fund pays no salaries or compensation to any of the Interested Directors or Officers.  The chart below sets forth the total compensation paid to the Independent Directors during the Fund’s most recently completed fiscal year.

Name of Independent Director	Aggregate Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and Fund Complex Paid to Directors
R.P. Koeppe	$67,700	0	0	$67,700
S. Zisman	$64,000	0	0	$64,000
G.H. Klapper	$67,700	0	0	$67,000

Additional information about the Fund and its Directors is available in the Fund’s Statement of Additional Information (“SAI”), which can be obtained free of charge upon request to:  Secretary, Maxim Series Fund, Inc., 8525 East Orchard Road, Greenwood Village, Colorado 80111; (866) 831-7129.  The SAI is also available on the Fund’s web site at http://www.maximfunds.com.

Approval of Sub-Advisory Agreements for Maxim Putnam High Yield Bond Portfolio and Maxim MFS International Value Portfolio
The Board of Directors (“Board”) of Maxim Series Fund, Inc. (the “Fund”), including the Directors who are not interested persons of the Fund (the “Independent Directors”), at a meeting held on August 11, 2009, approved a new Sub-Advisory Agreement among the Fund, GW Capital Management, LLC, doing business as Maxim Capital Management, LLC (“MCM”), and Massachusetts Financial Services Company (“MFS”) with respect to the Maxim MFS International Value Portfolio (formerly, the Maxim Bernstein International Equity Portfolio).  At a meeting held on April 23, 2009, the Board, including the Independent Directors, approved a new Sub-Advisory Agreement among the Fund, MCM and Putnam Investment Management, LLC (“Putnam”) with respect to the Maxim Putnam High Yield Bond Portfolio (formerly, the Maxim High Yield Bond Portfolio).  These Sub-Advisory Agreements are collectively referred to as the “Agreements,” and Putnam and MFS are collectively referred to as the “Sub-Advisers.”

Pursuant to the Investment Advisory Agreement between the Fund and MCM, MCM acts as investment adviser and, subject to oversight by the Board, directs the investments of each Portfolio in accordance with its investment objective, policies and limitations.  MCM also provides, subject to oversight by the Board, the management and administrative services necessary for the operation of the Fund.

The Fund operates under a manager-of-managers structure pursuant to an exemptive order issued by the United States Securities and Exchange Commission (the “SEC”), which permits MCM to enter into and materially amend Sub-Advisory Agreements with Board approval but without shareholder approval, subject to certain conditions.  The Sub-Advisory Agreement with MFS was approved by the Board without shareholder approval in accordance with the terms of the exemptive order.  The relief granted by the exemptive order, however, does not extend to a sub-adviser that is an affiliated person of the Fund or MCM, other than by reason of serving as a sub-adviser to one or more of the Fund’s portfolios.  Because Putnam is, or could be deemed to be, an affiliated person of MCM by virtue of being under common control with MCM, the Sub-Advisory Agreement with Putnam was approved by the Board subject to shareholder approval.  The Sub-Advisory Agreement was subsequently approved by shareholders at a special meeting of shareholders held on July 31, 2009.

Under the manager-of-managers structure, MCM is also responsible for monitoring and evaluating the performance of the sub-advisers and for recommending the hiring, termination and replacement of sub-advisers to the Board.  Pursuant to the Agreements, each of Putnam and MFS, subject to general supervision and oversight by MCM and the Board, is responsible for the day-to-day management of the Portfolio(s) sub-advised by it, and for making decisions to buy, sell or hold any particular security.

In approving the Agreements, the Board considered such information as the Board deemed reasonably necessary to evaluate the terms of the Agreements.  In their deliberations, the Board did not identify any single factor as being determinative. Rather, the Board's approvals were based on each Director's business judgment after consideration of the information as a whole.  Individual Directors may have weighted certain factors differently and assigned varying degrees of materiality to information considered by the Board.

Prior to approving the Agreements, MCM, at the request of the Board, conducted a thorough search for replacement sub-advisers for the Portfolios.  The Board requested that MCM conduct the search for replacement sub-advisers as a result of poor investment performance of the Portfolios under the management of the then current sub-advisers.  Requests for Proposals were sent to more than 20 potential replacement sub-advisers for each Portfolio.  MCM received more than 15 proposals for each Portfolio.  MCM then analyzed the proposals using various fund analytics and conducted additional research to narrow the list of potential replacement sub-advisers.  The MCM Investment Committee then interviewed the potential replacement sub-advisers in person.  Based on those interviews and the totality of information made available to it, MCM then recommended to the Board that the Sub-Advisers be selected as the new sub-advisers for the Portfolios.

Based upon its review of the Agreements and the information provided to it, the Board concluded that the Agreements were fair and reasonable in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.  The principal factors and conclusions that formed the basis for the Directors' determinations to approve the Agreements are discussed below.

Nature, Extent and Quality of Services
The Board considered the nature, extent and quality of services to be provided to the Portfolios by the Sub-Advisers.  Among other things, the Board considered each Sub-Adviser's personnel, experience, resources and performance track record, its ability to provide or obtain such services as may be necessary in managing, acquiring and disposing of investments on behalf of the Portfolio, and its ability to provide research and obtain and evaluate the economic, statistical and financial data relevant to the investment policies of the Portfolio.  The Board also considered each Sub-Adviser's reputation for management of its investment strategies, its overall financial condition, technical resources, operational capabilities, and compliance policies and procedures.  In addition, the Board considered each Sub-Adviser’s practices regarding the selection and compensation of brokers and dealers for the execution of portfolio transactions and the procedures it uses for obtaining best execution of portfolio transactions.  The Board concluded that it was satisfied with the nature, extent and quality of the services to be provided to the Portfolios by the Sub-Advisers.

Investment Performance
The Board reviewed information regarding the investment performance of similar funds currently managed by Putnam and MFS as well as similar funds managed by other companies and the peer groups for the applicable asset classes.   With regard to the Maxim MFS International Value Portfolio, the Board also reviewed information regarding the investment performance of the Portfolio as managed by its previous sub-adviser, AllianceBernstein LLP (“Bernstein”), and as compared against various benchmarks.  The performance information included the annualized returns for the one-, three-, five-, and ten-year periods ended December 31, 2008 for Putnam and MFS, to the extent applicable, risk weighted performance measures, and each Portfolio’s Morningstar category and overall ratings.

The Board noted the investment returns of the similarly managed Putnam High Yield Advantage Fund (Class Y) exceeded those of the Maxim Putnam High Yield Bond Portfolio over the 1-, 3-, and 5-year periods and also exceeded the returns of the Morningstar High Yield Bond Category Average over the 1-, 3-, 5- and 10-year periods.  Based on the information provided, the Board concluded that it was satisfied with the performance of Putnam as compared against various benchmarks, as well as against similar funds managed by other companies and against the peer group for the asset class.

Based on the information provided, the Board concluded that the Maxim MFS International Value Portfolio, as managed by Bernstein, underperformed as compared against various benchmarks, as well as against similar funds currently managed by MFS and other companies, and the peer group for the applicable asset class.

Profitability and Other Benefits to Putnam and MFS
The Board did not consider profitability information with respect to the Sub-Advisers. The Sub-Advisers’ separate profitability apart from their relationship with the Fund was not a material factor in determining whether to approve the Agreements.

The Board considered potential “fall-out” or ancillary benefits that could be received by the Sub-Advisers as a result of their relationship with the Fund, and noted that such benefits could include, among other, benefits directly attributable to their relationship with the Fund (such as soft-dollar credits, which are credits obtained with portfolio brokerage commissions that are used to purchase research products and services from brokers) and benefits potentially derived from an increase in the Sub-Advisers’ business as a result of their relationship with the Fund.  The Board concluded that other ancillary benefits that the Sub-Advisers and their affiliates could receive were not unreasonable.

Economies of Scale
The Board considered the expense ratio of each Portfolio and noted that the overall expenses of the Portfolios would remain the same under the Agreements.  The Board did not review specific information regarding anticipated economies of scale with respect to the management of the Portfolios because it regards that information as less relevant at the sub-adviser level.  The Board reviews information regarding potential economies of scale at its annual meeting when considering the renewal of the MCM Investment Advisory Agreement and the Fund’s various sub-advisory agreements.

Management Fees and Expenses
The Board considered and reviewed the current management fees and expenses for the Portfolios together with the proposed sub-advisory fees, noting that, because the sub-advisory fees are paid out of the management fees that MCM receives from the Portfolios, there would be no change in the level of management fees paid by shareholders of the Portfolios as a result of a change of sub-advisers.  The Board also considered and reviewed the current sub-advisory fees and new sub-advisory fees to be paid in relation to the Portfolios, noting that the new sub-advisory fees would be lower.  The Board was aware that, because the new sub-advisory fees are lower, MCM will retain a greater portion of the management fees paid by shareholders as a result of a change of sub-advisers.

In evaluating the management and sub-advisory fees, the Board considered each Portfolio’s total expense ratio in comparison to the median expense ratio for all funds within the same Morningstar fund category as the Portfolios.  Regarding Maxim MFS International Value Portfolio, the Board also considered the fees payable by and the total expense ratios of similar funds managed by other advisers and similar funds managed by MFS.

Based on the information provided, the Board concluded that the total expenses of the Portfolios (including management fees) were within the range of fees paid by similar funds.  The Board also concluded that the expense ratio for the Maxim Putnam High Yield Bond Portfolio was near the median expense ratio for its Morningstar fund category.  Regarding the Maxim MFS International Value Portfolio, the Board concluded that the Portfolio’s expense ratio was generally near or below the median expense ratio for its Morningstar fund category.

Availability of Quarterly Portfolio Schedule
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Availability of Proxy Voting Policies and Procedures
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-831-7129, and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Availability of Proxy Voting Record
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended December 31 is available without charge, upon request, by calling 1-866-831-7129, and on the Securities and Exchange Commission’s website at http://www.sec.gov.

ITEM 2.                            CODE OF ETHICS.

(a)
As of the end of the period covered by this report, the registrant has adopted a Code of Ethics (the “Code of Ethics”) that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	For purposes of this Item, "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)
Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)	Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)	Accountability for adherence to the code.

(c)	During the period covered by this report, there have been no substantive amendments made to the registrant’s Code of Ethics.

(d)	During the period covered by this report, the registrant has not granted any express or implicit waivers from the provisions of the Code of Ethics.

(f)	A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.                            AUDIT COMMITTEE FINANCIAL EXPERT.

Mr. Sanford Zisman is the audit committee financial expert and is "independent," pursuant to general instructions on Form N-CSR, Item 3.

ITEM 4.           PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)
Audit Fees.  The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were: $315,080 for fiscal year 2008 and $390,120 for fiscal year 2009.

(b)
Audit-Related Fees.  The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were: $37,500 for fiscal year 2008 and $79,500 for fiscal year 2009.  The nature of the services comprising the fees disclosed under this category involved performance of 17f-2 (self-custody) audits.

(c)
Tax Fees.  The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were: $138,345 for fiscal year 2008 and $144,625 for fiscal year 2009.  The nature of the services comprising the fees disclosed under this category involved tax return preparation, spillover dividend assistance, reconciliation of book capital accounts, and dividend assistance.

(d)
All Other Fees.  There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)      (1)      Audit Committee’s Pre-Approval Policies and Procedures.

Pre-Approval of Audit Services.  The Audit Committee must approve prior to retention all audit, review or attest engagements required under the securities laws that are provided to the Fund by its independent auditors.  The Audit Committee will not grant such approval to any auditors that are proposed to perform an audit for the Fund if a chief executive officer, controller, chief financial officer, chief accounting officer or any person serving in an equivalent position for the Fund that is responsible for the financial reporting or operations of the Fund was employed by those auditors and participated in any capacity in an audit of the Fund during the year period (or such other period proscribed under SEC rules) preceding the date of initiation of such audit.

Pre-Approval of Non-Audit Services.  The Audit Committee must pre-approve any non-audit services, including tax services, to be provided to the Fund by its independent auditors (except those within applicable de minimis statutory or regulatory exceptions)1 provided that the Fund's auditors will not provide the following non-audit services to the Fund: (a) bookkeeping or other services related to the accounting records or financial statements of the Fund; (b) financial information systems design and implementation; (c) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (d) actuarial services; (e) internal audit outsourcing services; (f) management functions or human resources; (g) broker-dealer, investment adviser, or investment banking services; (h) legal services; (i) expert services unrelated to the audit; and (j) any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.2

Pre-approval with respect to Non-Fund Entities.  The Audit Committee must pre-approve any non-audit services that relate directly to the operations and financial reporting of the Fund (except those within applicable de minimis statutory or regulatory exceptions)3 to be provided by the Fund's auditors to (a) the Fund's investment adviser; and (b) any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to the Fund.4  The Audit Committee may approve audit and non-audit services on a case-by-case basis or adopt pre-approval policies and procedures that are detailed as to a particular service, provided that the Audit Committee is informed promptly of each service, or use a combination of these approaches.

Delegation. The Audit Committee may delegate pre-approval authority to one or more of the Audit Committee's members.  Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting.

(e)	(2)
100% of the services described pursuant to paragraphs (b) through (d) of this Item 4 of Form N-CSR were approved by the audit committee, and no such services were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)      Not Applicable.

(g)
The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for fiscal year 2008 equaled $3,004,438 and for fiscal year 2009 equaled $985,800.

(h)
The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

1 No pre-approval is required as to non-audit services provided to the Fund if: (a) the aggregate amount of all non-audit services provided to the Fund constitute not more than 5% of the total amount of revenues paid by the Fund to the independent auditors during the fiscal year in which the services are provided; (b) these services were not recognized by the Fund at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

2 With respect to the prohibitions on (a) bookkeeping; (b) financial information systems design and implementation; (c) appraisal, valuation, fairness opinions, or contribution-in-kind reports; (d) actuarial; and (e) internal audit outsourcing, such services are permitted to be provided if it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the audit client's financial statements.

3 For non-audit services provided to the adviser and entities in a control relationship with the adviser, no pre-approval is required if: (a) the aggregate amount of all non-audit services provided constitute not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the services are provided to the Fund, the Fund's investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to the Fund; (b) these services were not recognized by the Fund at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

4 No pre-approval is required by the Audit Committee as to non-audit services provided to any Fund sub-adviser that primarily provides portfolio management services and is under the direction of another investment adviser and is not affiliated with the Fund's primary investment adviser.

ITEM 5.                            AUDIT COMMITTEE OF LISTED REGISTRANTS.

Mr. Sanford Zisman, Chairman; Mr. Richard P. Koeppe; and Ms. Gail H. Klapper comprise the separately designated standing audit committee pursuant to general instructions on Form N-CSR, Item 5.

ITEM 6.                            INVESTMENTS.

The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.                            DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.                            PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.                            PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.                          SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors as described in general instructions on Form N-CSR, Item10.

ITEM 11.                          CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b)
The registrant's principal executive officer and principal financial officer are aware of no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.                          EXHIBITS.

(a)              (1) Code of Ethics required by Item 2 of Form N-CSR is filed herewith.

(2) A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MAXIM SERIES FUND, INC.

By:	/s/ M.T.G. Graye
M.T.G. Graye
President

Date:	February 22, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ M.T.G. Graye
M.T.G. Graye
President

Date:	February 22, 2010

By:	/s/ M.C. Maiers
M.C. Maiers
Treasurer and Investment Operations Compliance Officer

Date:	February 22, 2010